SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2003
Date of report
(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

N/A
(Former name and former address, if changed since last report)

Item 5. Other Events.

     On June 27, 2003, the Registrant issued the press release attached hereto and incorporated by reference herein announcing the closing of its acquisition of RADLAN Computer Communications Ltd.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit	Description

99.1	Press release dated June 27, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2003	MARVELL TECHNOLOGY GROUP LTD.

By: /s/ George A. Hervey George A. Hervey Vice President of Finance and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press release dated June 27, 2003.